EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-56321, 333-35599, 333-27875 on Form S-8 and Registration No. 333-4627 on
Form S-3, of Hills Stores Company of our report dated March 11, 1998 appearing in this Annual Report on Form 10-K of Hills Stores Company for the year ended January 31, 1998.


DELLOITTE & TOUCHE LLP



Boston, Massachusetts
April 20, 1998